Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying report on Form 10-Q for the period ended March 31, 2019, of Mid-Con Energy Partners, LP (the “Partnership”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey R. Olmstead, Chief Executive Officer of Mid-Con Energy GP, LLC, the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 1, 2019

/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead
Chief Executive Officer